Key Sources of Estimation Uncertainty	12 Months Ended
Dec. 31, 2023
Key Sources of Estimation Uncertainty [Abstract]
KEY SOURCES OF ESTIMATION UNCERTAINTY
6.	KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the Group’s accounting policies, which are described in Note 4, management is required to make estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered to be relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

The following are the key assumptions concerning the future, and other key sources of estimation uncertainty at the end of the reporting period, that have a significant risk of causing a material adjustment to the carrying amounts of assets within the next financial year.

Depreciation of building, machinery and equipment

As described in Note 4, the Group reviews the estimated useful lives and residual values of property, plant and equipment at the end of each reporting period. The cost of building, machinery and equipment is depreciated on a straight-line basis over the assets’ estimated useful lives. Management estimates the useful lives of these buildings, machinery and equipment to be within 5 to 30 years. These are the common life expectancies applied in the same industry. Changes in the expected level of usage and technological developments could impact the economic useful lives and the residual values of these assets, therefore future depreciation charges could be revised.